UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2019, Viasat, Inc. (“Viasat”) and Viasat Technologies Limited, a company organized under the laws of England and a wholly owned subsidiary of Viasat (“VTL”), entered into a Fifth Amendment to Credit Agreement (the “Amendment”) by and among VTL, Viasat, JPMorgan Chase Bank, National Association (as Ex-Im Facility Agent) and the Export-Import Bank of the United States (“Ex-Im Bank”), which amended that certain Credit Agreement, dated as of March 12, 2015, by and among VTL (as borrower), Viasat (as parent guarantor), JPMorgan Chase Bank, National Association (as Ex-Im Facility Agent) and Ex-Im Bank, as amended (the “Ex-Im Credit Facility”). The Amendment reflected an updated amortization schedule over the remaining term of the Ex-Im Credit Facility to reflect the required payments of principal that were made during fiscal year 2019 with the insurance recovery proceeds received in respect of the ViaSat-2 satellite, and made conforming changes to the covenants in the Ex-Im Credit Facility to reflect the amendments made to Viasat’s senior secured revolving credit facility in January 2019.

JPMorgan Chase Bank, National Association and its affiliates have performed, and may in the future perform, for Viasat and its affiliates various commercial banking, investment banking, financial advisory or other services (including in connection with Viasat’s senior secured revolving credit facility), for which they have received and/or may in the future receive customary compensation and expense reimbursement.

The description of the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Fifth Amendment to Credit Agreement, dated as of February 28, 2019, by and among Viasat Technologies Limited, Viasat, Inc., JPMorgan Chase Bank, National Association (as Ex-Im Facility Agent) and the Export-Import Bank of the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2019	VIASAT, INC.

	By:	/s/ BRETT CHURCH
Brett Church
Associate General Counsel